UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2005 (January 27, 2005)

PHH Corporation

(Exact name of Registrant as specified in its charter)

Maryland	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

3000 Leadenhall Road
Mt. Laurel, New Jersey		08054
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code (856) 917-1744

One Campus Drive
Parsippany, New Jersey 07054

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 2.06 Material Impairments.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-3.1: AMENDED & RESTATED ARTICLES OF INCORPORATION
EX-3.2: AMENDED & RESTATED BY-LAWS
EX-4.1: RIGHTS AGREEMENT
EX-10.1: AMENDED & RESTATED LIMITED LIABILITY OPERATING AGREEMENT
EX-10.2: STRATEGIC RELATIONSHIP AGREEMENT
EX-10.3: TRADEMARK LICENSE AGREEMENT
EX-10.4: MARKETING AGREEMENT
EX-10.5: SEPARATION AGREEMENT
EX-10.6: TAX SHARING AGREEMENT
EX-10.7: TRANSITION SERVICES AGREEMENT
EX-10.8: EMPLOYMENT AGREEMENT
EX-10.9: PHH CORP 2005 EQUITY & INCENTIVE PLAN
EX-10.10: NON-EMPLOYEE DIRECTORS DEFERRED COMPENSATION PLAN
EX-10.11: OFFICER DEFERRED COMPENSATION PLAN
EX-10.12: SAVINGS RESTORATION PLAN
EX-10.13: AMENDMENT TO THREE YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT
EX-99.1: PRESS RELEASE

                         On January 31, 2005, Cendant Corporation (“Cendant”) completed the distribution of its mortgage and fleet management businesses to its stockholders through the distribution to its stockholders (the “spin-off”) of all of the outstanding shares of common stock of its former subsidiary PHH Corporation (“PHH”). PHH’s press release announcing the completion of the spin-off is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Reference is made to the Information Statement delivered to Cendant stockholders in connection with the spin-off, which is incorporated herein by reference as Exhibit 99.2 to this Current Report on Form 8-K (the “Information Statement”), for a description of the spin-off.

Item 1.01	Entry Into a Material Definitive Agreement.

                         A description of the material relationships between Cendant and its subsidiaries and PHH and its subsidiaries is set forth in the section of the Information Statement entitled “Intercompany Arrangements” and is incorporated herein by reference.

Mortgage Venture

                         In connection with the spin-off, certain subsidiaries of Cendant entered into agreements with PHH and certain of its mortgage subsidiaries for the purpose of forming a venture intended to originate mortgage loans for customers of Cendant's real estate brokerage and relocation businesses. A description of agreements related to the venture is set forth in the section of the Information Statement entitled “Intercompany Arrangements – Cendant-PHH Mortgage Venture” and is incorporated herein by reference. Copies of the material agreements described therein are included as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Separation Agreement

                         In connection with the spin-off, Cendant and PHH entered into a Separation Agreement on January 31, 2005. A description of this agreement is set forth in the section of the Information Statement entitled “Intercompany Arrangements – Separation Agreement” and is incorporated herein by reference. A copy of this agreement is included as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Tax Sharing Agreement

                         In connection with the spin-off, Cendant, PHH and certain of PHH’s affiliates entered into a Tax Sharing Agreement on January 31, 2005. A description of this agreement is set forth in the section of the Information Statement entitled “Intercompany Arrangements – Tax Sharing Agreement” and is incorporated herein by reference. A copy of this agreement is included as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Transition Services Agreement

                         In connection with the spin-off, Cendant, certain of Cendant’s affiliates, PHH and certain of PHH’s affiliates entered into a Transition Services Agreement on January 31, 2005. A description of this agreement is set forth in the section of the Information Statement entitled “Intercompany Arrangements – Transition Services Agreement” and is incorporated herein by reference. A copy of this agreement is included as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

Employee and Director Compensation Matters

                         A description of the material relationships between PHH and its officers and directors is set forth in the section of the Information Statement entitled “Certain Relationships and Related Transactions.”

                         In connection with the spin-off, PHH entered into an Employment Agreement on January 31, 2005 with PHH’s President and Chief Executive Officer, Terence W. Edwards. A description of this agreement is set forth in the section of the Information Statement entitled “Executive Compensation – Employment Agreements” and is incorporated herein by reference. A copy of this agreement is included as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference.

                         In connection with the spin-off, PHH also adopted the PHH Corporation 2005 Equity and Incentive Plan effective as of January 31, 2005. A description of this plan is set forth in the section of the Information Statement entitled “Executive Compensation – 2005 Equity and Incentive Plan” and is incorporated herein by reference. A copy of this plan is included as Exhibit 10.9 to this Current Report on Form 8-K and is incorporated herein by reference.

                         In connection with the spin-off, PHH adopted a Non-Employee Directors Deferred Compensation Plan effective as of January 31, 2005. A description of this plan is set forth in the section of the Information Statement entitled “Management of PHH Following the Spin-Off – Non-Employee Directors Deferred Compensation Plan” and is incorporated herein by reference. A copy of this plan is included as Exhibit 10.10 to this Current Report on Form 8-K and is incorporated herein by reference.

                         In connection with the spin-off, PHH adopted an Officer Deferred Compensation Plan effective as of January 31, 2005. A description of this plan is set forth in the section of the Information Statement entitled “Executive Compensation – Officer Deferred Compensation Plan” and is incorporated herein by reference. A copy of this plan is included as Exhibit 10.11 to this Current Report on Form 8-K and is incorporated herein by reference.

                         In connection with the spin-off, PHH adopted a Savings Restoration Plan effective as of January 31, 2005. A description of this plan is set forth in the section of the Information Statement entitled “Executive Compensation – Savings Restoration Plan” and is incorporated herein by reference. A copy of this plan is included as Exhibit 10.12 to this Current Report on Form 8-K and is incorporated herein by reference.

Rights Plan

                         In connection with the spin-off, PHH adopted a stockholder rights plan effective as of the completion of the spin-off on January 31, 2005. A description of this plan is set forth in the section entitled “Preferred Stock Purchase Rights” of Item 1 of a Registration Statement on Form 8-A filed by PHH on January 18, 2005 and is incorporated herein by reference. A copy of the Rights Agreement is included as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Bank of New York will act as rights agent under the Rights Agreement.

Credit Agreement

                         In order to consummate the spin-off, PHH amended its credit agreement to redefine a change of control event to not include the spin-off. PHH entered into an amendment to its Three Year Competitive Advance and Revolving Credit Agreement, dated June 28, 2004, between PHH, the financial institutions parties thereto and JPMorgan Chase Bank, N.A. as administrative agent for the lenders. The amendment became effective upon the consummation of the spin-off on January 31, 2005. The amendment, among other things: (i) permits PHH to designate one or more subsidiary borrowers from time to time, provided that PHH guarantees the obligations of such subsidiary borrowers; (ii) permits PHH to calculate interest on borrowings made after the spin-off at a rate equal to an applicable margin plus a one-month LIBOR rate; and (iii) reduces the minimum consolidated net worth requirement to $1,000,000,000 plus 25% of consolidated net income. A copy of this amendment is included as Exhibit 10.13 to this Current Report on Form 8-K and is incorporated herein by reference.

                         Certain of the lenders party to the credit agreement, and their respective affiliates, have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for PHH and its subsidiaries for which they have received, and will receive, customary fees and expenses. Barclays Bank PLC is a lender under this facility. On November 12, 2004, Barclays Global Investors, N.A. (“Barclays”) filed a Schedule 13F with the Securities and Exchange Commission reporting that Barclays and its affiliates (together, “Barclays Group”) beneficially owned 84,459,188 shares of

Cendant common stock, or approximately 8% of Cendant’s outstanding common stock. If Barclays Group continued to beneficially own these Cendant shares through the date of completion of the spin-off, Barclays Group would have become the beneficial owner of approximately 8% of PHH’s outstanding common stock as a result of the spin-off.

Item 2.01	Completion of Acquisition or Disposition of Assets.

                         In connection with the spin-off, on January 28, 2005, PHH distributed to Cendant all of the subsidiaries that engage in the relocation and fuel card businesses. PHH completed the distribution by distributing to Cendant all of the equity interests in these companies. PHH received no consideration in the distribution. The pro forma effects of the distribution are reflected in the pro forma financial information included elsewhere in this Current Report on Form 8-K.

Item 2.06	Material Impairments.

                          As previously disclosed in the pro forma financial information incorporated herein by reference, PHH expects to write-off a portion of its goodwill in connection with the required impairment analysis to be performed subsequent to the spin-off. Although the information needed to determine the exact charge is not currently available, PHH anticipates that such charge will be in a range of $200 million to $250 million (based upon current available information). This charge will be recorded as a component of continuing operations during first quarter 2005. PHH does not anticipate receiving a tax benefit for this charge.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                         All of the persons who served as principal officers and directors of PHH prior to the spin-off were also officers and/or directors of Cendant and therefore resigned from their positions with PHH and any of its subsidiaries effective as of the completion of the spin-off on January 31, 2005. Following the spin-off, the principal officers and directors of PHH are as described in the section of the Information Statement entitled “Management of PHH Following the Spin-Off.” Certain relationships among PHH and its officers and/or directors are described in the section of the Information Statement entitled “Certain Relationships and Related Transactions.” Both such sections are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                         In connection with the spin-off, PHH amended and restated its charter and bylaws effective as of the date of the spin-off. A description of the material provisions of the amended and restated charter and bylaws is included in the sections of the Information Statement entitled “Description of Our Capital Stock” and “Certain Provisions of Maryland General Corporation Law and Our Charter and Bylaws,” which are incorporated herein by reference. PHH’s amended and restated charter and bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro-Forma Financial Information.

The information set forth in (i) the unaudited pro forma condensed consolidated balance sheets as of September 30, 2004 and December 31, 2003 and the notes thereto and (ii) the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2004 and 2003 and the years ended December 31, 2003, 2002 and 2001 and the notes thereto included in the section of the Information Statement entitled “Unaudited Pro Forma Financial Information” is incorporated herein by reference.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Articles of Incorporation.

3.2	Amended and Restated By-Laws.

4.1	Rights Agreement, dated as of January 28, 2005, by and between PHH Corporation and the Bank of New York.

10.1	Amended and Restated Limited Liability Company Operating Agreement, dated as of January 31, 2005, of PHH Home Loans, LLC, by and between PHH Broker Partner Corporation and Cendant Real Estate Services Venture Partner, Inc.

10.2	Strategic Relationship Agreement, dated as of January 31, 2005, by and among Cendant Real Estate Services Group, LLC, Cendant Real Estate Services Venture Partner, Inc., PHH Corporation, Cendant Mortgage Corporation, PHH Broker Partner Corporation and PHH Home Loans, LLC.*

10.3	Trademark License Agreement, dated as of January 31, 2005, by and among TM Acquisition Corp., Coldwell Banker Real Estate Corporation, ERA Franchise Systems, Inc., Century 21 LLC and Cendant Mortgage Corporation.

10.4	Marketing Agreement, dated as of January 31, 2005, by and between Coldwell Banker Real Estate Corporation, Century 21 Real Estate LLC, ERA Franchise Systems, Inc., Sotheby’s International Affiliates, Inc. and Cendant Mortgage Corporation.

10.5	Separation Agreement, dated as of January 31, 2005, by and between Cendant Corporation and PHH Corporation.

10.6	Tax Sharing Agreement, dated as of January 31, 2005, by and among Cendant Corporation, PHH Corporation and certain affiliates of PHH Corporation named therein.*

10.7	Transition Services Agreement, dated as of January 31, 2005, by and among Cendant Corporation, Cendant Operations, Inc., PHH Corporation, PHH Vehicle Management Services LLC (D/B/A PHH Arval) and Cendant Mortgage Corporation.

10.8	Employment Agreement, dated as of January 31, 2005, by and between PHH Corporation and Terence W. Edwards.

10.9	PHH Corporation 2005 Equity Incentive Plan.

10.10	Non-Employee Directors Deferred Compensation Plan.

10.11	Officer Deferred Compensation Plan.

10.12	Savings Restoration Plan.

10.13	Amendment to Three Year Competitive Advance and Revolving Credit Agreement, dated June 28, 2004, between PHH, the financial institutions parties thereto and JPMorgan Chase Bank, N.A. as administrative agent.

99.1	Press release dated January 31, 2005 announcing completion of the spin-off.

99.2	Information Statement delivered to Cendant Corporation stockholders, incorporated by reference to Exhibit 99.2 to PHH Corporation’s Current Report on Form 8-K filed on January 19, 2005.

*
Confidential treatment has been requested for certain portions of this Exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, which portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURE

                         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 1, 2005	PHH CORPORATION

	By:	/s/ William F. Brown

Name: William F. Brown
Title: Senior Vice President, General Counsel and Corporate Secretary

PHH CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated February 1, 2005 (January 27, 2005)

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation.

3.2	Amended and Restated By-Laws.

4.1	Rights Agreement, dated as of January 28, 2005, by and between PHH Corporation and the Bank of New York.

10.1	Amended and Restated Limited Liability Company Operating Agreement, dated as of January 31, 2005, of PHH Home Loans, LLC, by and between PHH Broker Partner Corporation and Cendant Real Estate Services Venture Partner, Inc.

10.2	Strategic Relationship Agreement, dated as of January 31, 2005, by and among Cendant Real Estate Services Group, LLC, Cendant Real Estate Services Venture Partner, Inc., PHH Corporation, Cendant Mortgage Corporation, PHH Broker Partner Corporation and PHH Home Loans, LLC.*

10.3	Trademark License Agreement, dated as of January 31, 2005, by and among TM Acquisition Corp., Coldwell Banker Real Estate Corporation, ERA Franchise Systems, Inc., Century 21 LLC and Cendant Mortgage Corporation.

10.4	Marketing Agreement, dated as of January 31, 2005, by and between Coldwell Banker Real Estate Corporation, Century 21 Real Estate LLC, ERA Franchise Systems, Inc., Sotheby’s International Affiliates, Inc. and Cendant Mortgage Corporation.

10.5	Separation Agreement, dated as of January 31, 2005, by and between Cendant Corporation and PHH Corporation.

10.6	Tax Sharing Agreement, dated as of January 31, 2005, by and among Cendant Corporation, PHH Corporation and certain affiliates of PHH Corporation named therein.*

10.7	Transition Services Agreement, dated as of January 31, 2005, by and among Cendant Corporation, Cendant Operations, Inc., PHH Corporation, PHH Vehicle Management Services LLC (D/B/A PHH Arval) and Cendant Mortgage Corporation.

10.8	Employment Agreement, dated as of January 31, 2005, by and between PHH Corporation and Terence W. Edwards.

10.9	PHH Corporation 2005 Equity and Incentive Plan.

10.10	Non-Employee Directors Deferred Compensation Plan.

10.11	Officer Deferred Compensation Plan.

10.12	Savings Restoration Plan.

10.13	Amendment to Three Year Competitive Advance and Revolving Credit Agreement, dated June 28, 2004, between PHH, the financial institutions parties thereto and JPMorgan Chase Bank, N.A. as administrative agent.

99.1	Press release dated January 31, 2005 announcing completion of the spin-off.

99.2	Information Statement delivered to Cendant Corporation stockholders, incorporated by reference to Exhibit 99.2 to PHH Corporation’s Current Report on Form 8-K filed on January 19, 2005.

*
Confidential treatment has been requested for certain portions of this Exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, which portions have been omitted and filed separately with the Securities and Exchange Commission.